UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 25, 2013

Commission File No. 000-16929

Soligenix, Inc.
(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2015, the stockholders of Soligenix, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to increase the maximum number of shares of common stock, par value $0.001 per share (“Common Stock”), available for issuance under the 2005 Plan by 1,250,000 shares, bringing the total shares reserved for issuance under the 2005 Plan to 3,000,000 shares.  The Board of Directors (the “Board”) of the Company had previously adopted the amendment to the 2005 Plan, subject to approval by the stockholders.

The Company’s Proxy Statement on Schedule 14A (the “Proxy Statement”) for its 2013 Annual Meeting of Stockholders, which the Company filed on August 13, 2013 with the U.S. Securities and Exchange Commission, included a summary description of the 2005 Plan, as well as the full text of the Amendment as Annex A thereto.  The summary of the 2005 Plan contained in the Proxy Statement and the above description do not purport to be complete and are qualified in their entirety by reference to the complete text of the 2005 Plan, as amended, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On September 25, 2013, the Company held its 2013 Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of Directors:

The following five nominees were elected as directors to serve until the 2014 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Keith L. Brownlie, CPA	10,237,155	18,397
Gregg A. Lapointe, CPA	7,374,226	2,881,326
Robert J. Rubin, MD	10,230,121	25,431
Christopher J. Schaber, PhD	10,238,116	17,436
Jerome Zeldis, MD, PhD	10,218,462	37,090

There were 5,541,978 broker non-votes in the election of directors.

(2)	Amendment of 2005 Plan:

The proposal to approve the Amendment was approved, and the votes were as follows:

For	Against	Abstain
10,001,959	244,021	9,572

There were 5,541,978 broker non-votes on this proposal.

(3)	Non-binding advisory vote on executive compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2013 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
10,123,546	100,389	31,617

There were 5,541,978 broker non-votes on this proposal.

(4)	Non-binding advisory vote on the frequency of holding an advisory vote on executive compensation:

The stockholders selected the option of three years in the proposal to indicate, by a non-binding advisory vote, the frequency with which the Company holds an advisory vote on the compensation of the Company’s named executive officers.  Consistent with the selection of the stockholders, the Board has determined to hold an advisory vote on executive compensation every three years. The stockholder votes on this proposal were as follows:

Three Years	Two Years	One Year	Abstain
9,949,819	59,498	218,052	28,183

There were no broker non-votes on this proposal.

(3)	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of EisnerAmper LLP  as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 was approved by votes as follows:

For	Against	Abstain
15,756,880	27,477	13,173

There were no broker non-votes on this proposal.

Item 9.01.    Financial Statements and Exhibits.

        (d)           Exhibits.

Exhibit No.	Description

10.1	Soligenix, Inc. 2005 Equity Incentive Plan, as amended on September 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.
	By:	/s/ Christopher J. Schaber
September 30, 2013		Christopher J. Schaber, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Soligenix, Inc. 2005 Equity Incentive Plan, as amended on September 25, 2013.